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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): MAY 13, 2003
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                                  DSL.NET, INC.
                                -----------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         000-27525                                     06-1510312
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   (Commission File Number)                (IRS Employer Identification No.)


           545 LONG WHARF DRIVE, NEW HAVEN, CONNECTICUT          06511
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           (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code:  (203) 772-1000
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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS

(c) Exhibits

99.1        Press Release dated May 13, 2003.


ITEM 9.     REGULATION FD DISCLOSURE

     In accordance with SEC Release No. 33-8126, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On May 13, 2003, DSL.net, Inc. announced its financial results for the three months ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.













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                                   SIGNATURES



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DSL.net, Inc.


May 13, 2003                             By:   /s/  Stephen Zamansky
                                               ------------------------------
                                               Stephen Zamansky
                                               Senior Vice President



















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                                  EXHIBIT INDEX

EXHIBIT NUMBER          DESCRIPTION
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    99.1                Press Release dated May 13, 2003.






















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